Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit10.26B

THIRD AMENDMENT

TO

CONSOLIDATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS OPERATING, LLC

SCHEDULE AMENDMENT

This Third Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Charter Communications Operating, LLC, a Delaware limited liability company (“Customer”).  CSG and Customer entered into that certain Consolidated CSG Master Subscriber Management System Agreement effective as of August 1, 2017 (CSG document no. 4114281) (the “Agreement”), and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and CUSTOMER agree to the following as of the Effective Date (as defined below):

1.    Customer desires to utilize the services of CSG’s Professional Services Group to design, develop, and implement an application program interface that will facilitate Customer’s delivery of comprehensive statement emulations on a representational state transfer (“REST”) based web service (the “Statement Emulation API”).

2.    As a result, following implementation, a new subsection O., “Statement Emulation API,” will be added to Schedule F, “Fees,” "CSG Services," Section X, "Custom Implementation Services" of the Agreement to include the following fees for Statement Emulation API:

CSG SERVICES

X. Custom Implementation Services

O.  Statement Emulation API

Description of Item/Unit of Measure	Frequency	Fee
1. Statement Emulation API Implementation Fees (Note 1)	***-****	*****
2. Statement Emulation API *********** Fees (inclusive of hosting and maintenance of the API) (Note 2 (Note 3) (Note 4)	*******
a. * to ********* ************	*******	$********
b. ********* to ********** ************	*******	$*********
c. ********** to ********** ************	*******	$*********
d. ******* than ********** ************		*****

Note 1: Implementation, configuration testing and deployment of the Statement Emulation API will be set forth in that certain Statement of Work entitled "Implement Statement Emulation API" (CSG document no. 4117361) (the "Statement Emulation API SOW").

Note: 2:  *********** volume shall be calculated based ** *** ****** ** ******** ******** **** the Statement Emulation API initiated from ******** or ********** *******, Products, Services or applications on a ******* basis.  A “***********” is defined as an ********* ** ********** ********* *** *** ********* ********* ***.  “********” is defined as a ****** ***** will ******** ************* to the ********* ********* *** *** “**********” is defined as a ****** **** ***** the ********* ********* *** **** ******** *************.  ***** **** ********** shall count **** ****** as an ********** ***********.

Note 3: If at any time Customer achieves a *********** count at or about ****** ******* (**%) of its then current tier, CSG will notify Customer and Customer may elect to either limit further transaction initiation or move to the then next tier fees.

Note 4: The Statement Emulation API *********** Fee is intended to be cumulative.  For example, if during a *** (*) ***** period Customer’s *********** count is *** ******* (*********) ************, Customer will be invoiced $********; if Customer’s *********** count is *** ******* **** ******* ******** (*********) ************, Customer will be invoiced $*********. If in a subsequent ***** Customer’s *********** count ********* ** * ***** ****, Customer will be invoiced the ***** ****** ***** ** the ****** ****** of ************ in such *****.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

THIS AMENDMENT is executed on the days and year last signed below to be effective as of the date last signed below (the "Effective Date").

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Mike Ciszek	By: /s/ Gregory L. Cannon
Name: Mike Ciszek	Name: Gregory L. Cannon
Title: SVP - Billing Strategy and Operations	Title: SVP, Secretary & General Counsel
Date: 9/6/17	Date: 9/12/17